Financial Income, net	12 Months Ended
Dec. 31, 2024
Financial Income, net.
Financial Income, net

13.  Financial Income, net

	Year Ended December 31,
	2022	2023	2024
	US$	US$	US$
Interest income and investment income, net (1)	20,731	45,052	50,424
Fair value change of short-term investments	(2,056)	54	(116)
Fair value change of long-term investments	(129)	(130)	(41)
Gain on disposal of long-term investment	—	—	451
Total financial income, net	18,546	44,976	50,718
(1)

Interest income and investment income, net included interest income and investment income of US$22,898, US$49,744 and US$50,424, as well as investment loss from forward exchange contracts of US$2,167, US$4,692 and nil, for the years ended December 31, 2022, 2023 and 2024, respectively.